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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 7, 2002
Date of Report (date of earliest event reported)

POLYCOM, INC.
(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-27978 (Commission File Number)	94-3128324 (I.R.S. Employer Identification Number)

1565 Barber Lane
Milpitas, California 95035
(Address of principal executive offices)

(408) 526-9000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

POLYCOM, INC.
FORM 8-K

Item 5.  Other Events

    In October 2001, Polycom, Inc. ("Polycom") completed its acquisition of PictureTel Corporation ("PictureTel") in a transaction treated as a purchase for financial reporting purposes. The selected Unaudited Pro Forma Condensed Combined Consolidated Financial Statements as of September 30, 2001, for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000 provided in Exhibit 99.1 are provided to illustrate what the consolidated results of operations and the consolidated financial position of the combined businesses of Polycom and PictureTel might have looked like had the acquisition occurred on January 1, 2000 for statement of operations purposes and on September 30, 2001 for balance sheet purposes. This information is provided for illustrative purposes only and is not necessarily indicative of what the consolidated results of operations or consolidated financial position of Polycom would have been if the acquisition of PictureTel actually occurred on the dates assumed. In addition, this information is not necessarily indicative of what Polycom's future consolidated operating results or consolidated financial position will be. The information provided in Exhibits 99.1 and 99.2 is unaudited and has been prepared on the same basis as Polycom's and PictureTel's annual consolidated financial statements. The results of operations for the nine-month period ended September 30, 2001 are not necessarily indicative of the results that may be expected for the full year ended December 31, 2001 or any future period.

    In addition, we have provided the following Exhibits:

  •
  Exhibit 99.2 includes the unaudited consolidated financial statements of PictureTel as of and for the three-and nine-month periods ended September 29, 2001, and

  •
  Exhibit 99.3 includes the historical consolidated financial statements of PictureTel as of December 31, 2000 and 1999 and for each year in the three year period ended December 31, 2000.

Item 7.  Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.
99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements as of September 30, 2001, for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000.
99.2	Consolidated Financial Statements of PictureTel Corporation as of and for the three-and nine-month periods ended September 29, 2001. (Unaudited).
99.3	Consolidated Financial Statements of PictureTel Corporation as of December 31, 2000 and 1999 and for each year in the three year period ended December 31, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

POLYCOM, INC.
By:	/s/ MICHAEL R. KOUREY Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary

Date: January 7, 2002

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.
99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements as of September 30, 2001, for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000.
99.2	Consolidated Financial Statements of PictureTel Corporation as of and for the three-and nine-month periods ended September 29, 2001. (Unaudited).
99.3	Consolidated Financial Statements of PictureTel Corporation as of December 31, 2000 and 1999 and for each year in the three year period ended December 31, 2000.

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POLYCOM, INC. FORM 8-K
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX